Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fiscal 2018 Third Quarter Results
SCHAUMBURG, IL. - May 9, 2018 - Sparton Corporation (NYSE: SPA) today announced results for the third quarter of fiscal year 2018 ended April 1, 2018.
Third Quarter Financial Results and Highlights
Joseph J. Hartnett, Interim President & CEO, commented, "We are pleased with this quarter’s operating performance and the continued progress we have made in our business development efforts and improvements in operations while we continue to explore a potential sale transaction."
Joseph G. McCormack, Senior Vice President & CFO, commented, “Our year to date free cash flow was affected by an increase in accounts receivable principally derived from domestic sonobuoy production. This increase was as a result of the timing of production and payments on such receivables are anticipated in Q4. Additionally, we continue to work with our banks, and recently amended our credit facility, to provide for liquidity while we complete our exploration of a sale of the Company; if such a sale transaction does not occur, we believe we are well positioned to restructure, if necessary, our long-term debt appropriate for our business today.”
Consolidated:
• Net sales of $93.9 million
• Gross profit margin of 18.8%
• SG&A expenses of $13.3 million or 14.1% of sales; adjusted SG&A of $12.8 million, 13.7% of sales
• Earnings per share of $0.06, adjusted earnings per share of $0.22
• Adjusted EBITDA of $6.0 million, a 6.4% adjusted EBITDA margin
MDS Segment:
• Gross sales of $59.8 million
• Gross profit margin of 12.0%
• Operating income of $0.2 million
• Adjusted EBITDA of $4.5 million, a 7.5% adjusted EBITDA margin
• New program wins in Q3 have expected revenue of $19.1 million when fully ramped up into production
• Trailing four quarter new program win revenue of $74.0 million, which continues to support our future organic growth
• Backlog of $149 million
ECP Segment:
• Gross sales of $37.2 million
• Gross profit margin of 28.3%
• Operating income of $6.4 million
• Adjusted EBITDA of $8.2 million, a 22.0% adjusted EBITDA margin
• Backlog of $157 million

SELECTED FINANCIAL DATA

	For the Quarters Ended			For the First Three Quarters
	Q3 FY18	Q2 FY18	Q3 FY17	2018	2017
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$93,938	$97,819	$95,410	$274,520	$293,176
Gross profit	17,676	20,429	16,915	52,693	50,098
Selling and administrative expenses	13,253	14,074	12,862	42,532	39,198
Operating income	2,314	3,793	1,530	2,995	3,083
Adjusted operating income (non-GAAP)	4,543	7,053	4,264	12,758	11,685
Earnings (loss) per share	0.06	(0.92)	0.04	(1.15)	(0.04)
Adjusted earnings per share (non-GAAP)	0.22	0.42	0.22	0.63	0.53
EBITDA (non-GAAP)	5,554	7,153	5,135	13,044	14,096
Adjusted EBITDA (non-GAAP)	5,989	8,741	5,318	17,629	17,014
Adjusted EBITDA margin (non-GAAP)	6.4%	8.9%	5.6%	6.4%	5.8%
Free cash flow (non-GAAP)	$(18,156)	$19,711	$(1,424)	$(22,129)	$10,677

MDS Segment:
Gross sales	$59,786	$58,353	$61,084	$173,447	$193,468
Intercompany sales	(3,039)	(2,970)	(2,654)	(8,945)	(7,187)
Net sales	56,747	55,383	58,430	164,502	186,281
Gross profit	7,164	6,960	6,690	20,116	22,341
Selling and administrative expenses	3,346	3,513	3,207	10,313	10,099
Allocation of corporate expenses	2,141	2,101	2,477	6,688	7,122
Operating income (loss)	204	(208)	(722)	(1,489)	(250)
Adjusted segment EBITDA (non-GAAP)	$4,503	$4,159	4,343	$11,912	$14,909

ECP Segment:
Gross sales	$37,199	$42,468	$37,053	$110,065	$106,995
Intercompany sales	(8)	(32)	(73)	(47)	(100)
Net sales	37,191	42,436	36,980	110,018	106,895
Gross profit	10,512	13,469	10,225	32,576	27,757
Selling and administrative expenses	2,197	2,533	2,922	7,319	8,096
Allocation of corporate expenses	1,257	1,037	1,238	3,285	3,433
Operating income	6,422	8,891	5,270	19,411	13,781
Adjusted segment EBITDA (non-GAAP)	$8,180	$10,458	7,072	24,316	$18,946
Liquidity and Capital Resources
As of April 1, 2018, the Company had $24 million available under its $125 million credit facility. On May 3, 2018, the Company entered into Amendment No. 5 to its credit facility which provided for, among other things, increased permitted total funded debt to EBITDA ratio to 4.5x for fiscal quarters ending April 1, 2018 and July 1, 2018 and a reduction of the facility from $125 million to $120 million. The Company has met this covenant for the quarter ended April 1, 2018 and anticipates compliance for the quarter ended July 1, 2018. Beginning with the fiscal quarter ended September 30, 2018 and thereafter, the funded debt to EBITDA ratio will be 3.0x. The covenant relief was provided as the Company completes its exploration of a potential sale transaction. In the event that the Company does not consummate a sale transaction prior to September 30, 2018, the Company believes that it will be able to restructure its long-term debt in order to provide for sufficient liquidity for its anticipated needs for the next 12 months.
Potential Sale Transaction
On March 5, 2018, Sparton Corporation ("Sparton") announced the termination by Sparton and Ultra Electronics Holdings plc (“Ultra”) of their July 7, 2017 merger agreement as a result of the staff of the United States Department of Justice (the “DOJ”) informing the parties that it intended to recommend that the DOJ block the merger. At that time, the Company announced that it will seek to re-engage with parties that previously expressed an interest in acquiring all or a part of Sparton and that are in a position to expeditiously proceed to effect such a transaction. The Company is currently in active discussions with interested parties. There can be no assurance these discussions will result in the execution of a definitive agreement or the completion of a transaction.
ERAPSCO Joint Venture
On March 5, 2018, Sparton announced that, during the DOJ’s review of Sparton’s proposed merger with Ultra, the United States Navy (the “Navy”) expressed the view that instead of the parties proceeding with the merger, each of Sparton and Ultra should enhance its ability to independently develop, produce and sell sonobuoys and over time work toward the elimination of their use of Sparton’s and Ultra’s joint venture for such activities. Since that time, Sparton has been in communication with the Navy to better understand its expectations with respect to the timing, funding and terms of current and future sonobuoy IDIQ production contracts. While no deadlines have been established nor funding decisions agreed upon, we believe the Navy would find it desirable if Sparton and Ultra were in a position to eliminate the use of the ERAPSCO joint venture for the sale of sonobuoys to the Navy by September 2024, which is the end of the GFY19-GFY23 IDIQ contract. Due to the significance of the effort and expenditures required, there can be no assurance that Sparton, or both of the ERAPSCO joint venture partners, will be able to independently develop, produce and sell fully qualified sonobuoys by that time, or at an earlier date if so required by the Navy. The GFY19-GFY23 IDIQ contract is currently under evaluation, and we anticipate that an award will be made by the Navy in GFY19 and that final delivery will be scheduled to occur in 2024. Additionally, we understand that there will be no impact on the existing GFY14-GFY18 IDIQ contract which provides for final delivery to occur in 2019.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from or to operating expense and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of income, we exclude certain expenses and income because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.
About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 118th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10-K and Form 10-Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.

CONSOLIDATING FINANCIAL INFORMATION - Q3 FISCAL YEAR 2018
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net sales	$—	$56,747	$37,191	$93,938
Cost of goods sold	—	49,583	26,679	76,262
Gross profit	—	7,164	10,512	$17,676
Operating expenses:
Selling and administrative	7,710	3,346	2,197	13,253
Selling and administrative - Corp allocations	(3,398)	2,141	1,257	—
Internal research and development	—	—	307	307
Amortization of intangible assets	—	1,473	329	1,802
Total operating expenses	4,312	6,960	4,090	15,362
Income (loss) from operations	(4,312)	204	6,422	2,314
Interest expense, net	(1,460)	—	—	(1,460)
Other income (expense)	7	9	(16)	—
Income taxes	(174)	(65)	—	(239)
Net income (loss)	$(5,939)	$148	$6,406	$615
Income per share of common stock:
Basic				$0.06
Diluted				0.06
Weighted average shares of common stock outstanding:
Basic				9,834,723
Diluted				9,834,723

CONSOLIDATING FINANCIAL INFORMATION - Q3 FISCAL YEAR 2017
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net sales	$—	$58,430	$36,980	$95,410
Cost of goods sold	—	51,740	26,755	78,495
Gross profit	—	6,690	10,225	$16,915
Operating expenses:
Selling and administrative	6,733	3,207	2,922	12,862
Selling and administrative - Corp allocations	(3,715)	2,477	1,238	—
Internal research and development	—	—	424	424
Amortization of intangible assets	—	1,728	371	2,099
Total operating expenses	3,018	7,412	4,955	15,385
Income (loss) from operations	(3,018)	(722)	5,270	1,530
Interest expense, net	(1,082)	7	—	(1,075)
Other income (expense)	8	11	1	20
Income taxes	(4)	(42)	—	(46)
Net income (loss)	$(4,096)	$(746)	$5,271	$429
Income per share of common stock:
Basic				$0.04
Diluted				0.04
Weighted average shares of common stock outstanding:
Basic				9,818,789
Diluted				9,818,789

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the First Three Quarters
	2018	2017
	($ in thousands)
Cash Flows from Operating Activities:
Operating activities, net of working capital changes	$9,970	$11,830
Net changes in working capital	(28,320)	3,676
Cash Flows from Operating Activities	(18,350)	15,506
Cash Flows from Investing Activities:
Capital expenditures	(3,779)	(4,829)
Other investing activities	23	17
Cash Flows from Investing Activities	(3,756)	(4,812)
Cash Flows from Financing Activities:
Net change in credit facility	22,300	(9,584)
Other financing activities	(390)	(210)
Cash Flows from Financing Activities	21,910	(9,794)
Change in Cash and Cash Equivalents	(196)	900

Cash and Cash Equivalents - Beginning	988	132
Cash and Cash Equivalents - Ending	$792	$1,032

CONDENSED CONSOLIDATED BALANCE SHEETS

	April 1, 2018	July 2, 2017
	($ in thousands)
Assets
Cash and cash equivalents	$792	$988
Accounts receivable, net	65,730	45,347
Inventories	65,448	60,248
Prepaid and other current assets	3,639	3,851
Property, plant and equipment, net	33,760	34,455
Goodwill	12,663	12,663
Other intangible assets, net	22,827	28,445
Other assets	19,748	31,146
Total assets	$224,607	$217,143
Liabilities and Shareholders’ Equity
Accounts payable	$28,401	$27,672
Accrued expenses	22,599	26,580
Credit facility	96,800	74,500
Capital lease obligations, long term	17	167
Environmental	5,092	5,468
Pension	787	888
Shareholders’ Equity	70,911	81,868
Total Liabilities and Shareholders’ Equity	$224,607	$217,143

RECONCILIATION OF NON-GAAP MEASURES

EBITDA Reconciliation (Non-GAAP) - Q3 Fiscal Year 2018
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(5,939)	$148	$6,406	$615
Interest expense, net	1,460	—	—	1,460
Income taxes	174	65	—	239
Amortization of intangible assets	—	1,473	329	1,802
Depreciation	574	676	188	1,438
Selling and administrative - Corp allocations	(3,398)	2,141	1,257	—
EBITDA, excluding corporate allocation	(7,129)	4,503	8,180	5,554
Adjustments for nonrecurring operating expenses:
Stock-based compensation	8	—	—	8
Costs related to potential sale of Company	427	—	—	427
Adjusted EBITDA, before corporate allocation	$(6,694)	$4,503	$8,180	$5,989

Adjusted EBITDA, after corporate allocation	$(3,296)	$2,362	$6,923	$5,989

Adjusted EBITDA margin				6.4%

EBITDA Reconciliation (Non-GAAP) - Q3 Fiscal Year 2017
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(4,096)	$(746)	$5,271	$429
Interest expense, net	1,082	(7)	—	1,075
Income taxes	4	42	—	46
Amortization of intangible assets	—	1,728	371	2,099
Depreciation	445	849	192	1,486
Selling and administrative - Corp allocations	(3,715)	2,477	1,238	—
EBITDA, excluding corporate allocation	(6,280)	4,343	7,072	5,135
Adjustments for nonrecurring operating expenses:
Stock-based compensation	(452)	—	—	(452)
Costs related to potential sale of company	635	—	—	635
Adjusted EBITDA, before corporate allocation	$(6,097)	$4,343	$7,072	$5,318

Adjusted EBITDA, after corporate allocation	$(2,382)	$1,866	$5,834	$5,318

Adjusted EBITDA margin				5.6%

Adjusted EPS (Non-GAAP)

	For the Quarters Ended			For the First Three Quarters
	Q3 FY18	Q2 FY18	Q3 FY17	2018	2017
	(Dollars in thousands, except per share data)
Earnings per share - diluted, as reported	$0.06	$(0.92)	$0.04	$(1.15)	$(0.04)
Nonrecurring items	0.03	0.12	0.04	0.30	0.14
Amortization of intangible assets	0.13	0.15	0.14	0.41	0.43
Adjustments for Tax Act	—	1.07	—	1.07	—
Adjusted earnings per share	$0.22	$0.42	$0.22	$0.63	$0.53

Adjustments, net of tax:
Costs related to potential sale of Company	$307	$1,149	$413	$2,984	$1,295
Other nonrecurring adjustments	—	—	—	—	65
Total nonrecurring, net of tax	307	1,149	413	2,984	1,360
Amortization of intangible assets, net of tax	1,297	1,498	1,364	4,044	4,231
Adjustments for Tax Act	—	10,500	—	10,500	—
Total adjustments	$1,604	$13,147	$1,777	$17,528	$5,591

Adjusted SG&A and Operating Income (Non-GAAP)

	For the Quarters Ended
	Q3 FY18		Q2 FY18		Q3 FY17
	SG&A	Operating Income	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$13,253	$2,314	$14,074	$3,793	$12,862	$1,530
Percentage of sales	14.1%	2.5%	14.4%	3.9%	13.5%	1.6%
Adjustments:
Amortization of intangible assets	—	1,802	—	1,893	—	2,099
Costs related to potential sale of Company	427	427	1,367	1,367	635	635
Total adjustments	427	2,229	1,367	3,260	635	2,734
As adjusted	$12,826	$4,543	$12,707	$7,053	$12,227	$4,264

Adjusted percentage of sales	13.7%	4.8%	13.0%	7.2%	12.8%	4.5%

	For the First Three Quarters
	2018		2017
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	42,532	2,995	$39,198	$3,083
Percentage of sales	15.5%	1.1%	13.4%	1.1%
Adjustments:
Amortization of intangible assets	—	5,618	—	6,509
Costs related to potential sale of Company	4,145	4,145	1,993	1,993
Other nonrecurring adjustments	—	—	100	100
Total adjustments	4,145	9,763	2,093	8,602
As adjusted	$38,387	$12,758	$37,105	$11,685

Adjusted percentage of sales	14.0%	4.6%	12.7%	4.0%